VANGUARD(R) SELECTED VALUE FUND

ANNUAL REPORT

OCTOBER 31, 2001

STOCK

                                                       [THE VANGUARD GROUP LOGO]

PERSPECTIVE

Maintaining a long-term investment perspective isn't easy. Perhaps that's why it has proven to be so rewarding.

     With  news,   information,   and  opinion  constantly  bombarding  us,  the
temptation to buy or sell--to do something--is powerful. Yet such activity is often counterproductive. Emotions can lead us to big mistakes, like jumping into a hot investment we know little about or selling a sound long-term holding when it sags for a while.
     The actions we recommend are quite simple.
     First, take the time to decide on a mix of stocks, bonds, and cash investments that makes sense for you. Take into account your investment time horizon, your goals, and your ability and willingness to ride out market fluctuations. Write this mix down--it's your investment plan.
     Second, use low-cost, widely diversified mutual funds to carry out your asset allocation.
     Third, stick with your plan, unless there's a major change in your time horizon, goals, or financial situation. Don't "play the market"--and if you feel you must, don't risk more than a tiny percentage of your assets.
     Finally, if market news, the opinions of "experts," or the hope of a big score tempts you to act, consult your plan. It may help you keep a long-term perspective.

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CONTENTS
Letter from the Chairman                                    1
Report from the Adviser                                     6
Fund Profile                                                9
Glossary of Investment Terms                               10
Performance Summary                                        11
Your Fund's After-Tax Returns                              12
Financial Statements                                       13


SUMMARY
* Vanguard Selected Value Fund returned 8.0% during the 12 months ended October 31, 2001, a terrific performance during an extremely difficult period for most stocks.
* Mid-cap stocks--particularly value-oriented shares--fared much better than the overall stock market, which lost one-fourth of its value.
* The fund benefited from its emphasis on value stocks and from excellent stock selection in several sectors, notably the consumer discretionary and financial services groups.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN                                                 [PHOTO]
                                                                 JOHN J. BRENNAN
Fellow Shareholder,

During the 2001 fiscal year, VANGUARD SELECTED VALUE FUND weathered an intense storm in the U.S. stock market. The fund returned 8.0%--a fine return for a 12-month period, but one that was especially good considering the sharp decline in the overall stock market.

     The table below presents the 12-month total returns (capital change plus reinvested dividends) for the fund and its average competitor. We also present the returns of two unmanaged indexes: the Russell Midcap Value Index--the benchmark we consider to be the "best fit" for your fund-- and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market. As you can see, your fund's performance was well above that of our average peer and was a remarkable 33.6 percentage points above that of the broad market.

     Your fund's total return is based on an increase in net asset value from $11.42 per share on October 31, 2000, to $12.07 per share on October 31, 2001, and is adjusted for a dividend of $0.24 per share paid from net investment income. If you own the Selected Value Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

----------------------------------------
2001 TOTAL RETURNS     FISCAL YEAR ENDED
                              OCTOBER 31
----------------------------------------
VANGUARD SELECTED VALUE FUND        8.0%
Average Mid-Cap Value Fund*         3.3
Russell Midcap Value Index         -1.4
Wilshire 5000 Index               -25.6
----------------------------------------
*Derived from data provided by Lipper Inc.

ECONOMIC OVERVIEW
The U.S. economy had slowed markedly even before the terrorist attacks of September 11. The economic reports that arrived over the ensuing month and a half indicated that the reaction to the attacks had pushed the economy over the brink: Output of goods and services fell, unemployment soared, and consumer spending--which had been propping up the economy's growth--waned.

     The nation's gross domestic product, adjusted for inflation, fell at an estimated annual rate of -1.1% during the third quarter of 2001, a period that included the first few weeks after the attacks but did not reflect their full impact. It was the first quarterly decline in GDP in more than eight years. Corporate profits plunged, as many companies saw their revenues fall even while their expenses were rising. Many companies responded by laying off employees.

     The unemployment rate climbed to 5.4% in October-- the highest level in almost five years. The job losses spread beyond manufacturing to the service sector. Travel-related industries were hit especially hard.

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MARKET BAROMETER
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                 ONE        THREE         FIVE
                                                YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                     -24.9%         0.0%        10.0%
Russell 2000 Index (Small-caps)                -12.7          5.6          6.1
Wilshire 5000 Index (Entire market)            -25.6          0.4          8.8
MSCI EAFE Index (International)                -24.9         -3.6          0.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)     14.6%         7.3%         8.0%
Lehman 10 Year Municipal Bond Index             10.2          5.6          6.8
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                        4.8          5.0          5.1
================================================================================
CPI
Consumer Price Index                             2.1%         2.7%         2.3%
================================================================================

     Consumer spending, which accounts for two-thirds of U.S. economic activity, declined sharply after the attacks. For much of the past year, consumers' willingness to open their pocketbooks had offset the steep declines in business spending that were curbing economic growth. Companies especially cut spending on high-tech equipment and software. Heavy spending on such products had helped to fuel the economic boom and bull market of the late 1990s.

     In light of the worsening economic picture and the terrorist attacks, the Federal Reserve Board accelerated its campaign to bolster the economy by reducing interest rates. The Fed cut its target for the federal funds rate--the rate at which banks make overnight loans to each other--three times after September 11 (including a 50-basis-point cut on November 6, a few days after your fund's fiscal year-end). In doing so, the Fed reached several milestones: the lowest federal funds rate in four decades (2.00%); the biggest total rate reduction in a calendar year (450 basis points, or 4.50 percentage points); and the highest number of rate cuts in a year (10), matching the total for 1991.

FINANCIAL MARKETS IN REVIEW
The events of September 11 closed U.S. stock markets for four days, their longest interruption since World War I. When the markets reopened, stocks plunged, with broad indexes coming close to three-year lows on September 21. The picture brightened a bit after that, and by October 31 stocks had mostly recovered to their pre-attack levels. But the last-minute surge was not enough to offset months of steep declines during the fiscal year. For the 12 months, the Wilshire 5000 Index, the broadest gauge of U.S. equities, returned -25.6%.

     Value stocks--those with low prices relative to earnings and other measures--outperformed growth stocks for the 12 months, although, on average, both groups generated losses.

2

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     Growth  stocks,  particularly  technology  shares,  had some strong interim rallies, including one during the last weeks of the fiscal year. But the overall trend was down. The tech-heavy Nasdaq Composite Index posted a dismal 12-month return of -49.3%.

     Falling stock values, the floundering economy, and the Fed's rate cuts boosted bonds during the 12 months. Rising prices led to a stellar 14.6% return for the Lehman Brothers Aggregate Bond Index, a broad barometer of the taxable U.S. bond market. Long-term bonds got a further boost when the Treasury Department announced on the final day of the fiscal year that it would no longer issue 30-year bonds, once considered bellwethers for the U.S. bond market.

     During the 12 months, bond yields, which move in the opposite direction from bond prices, fell across the maturity spectrum. Yields for shorter-term securities declined most. The yield of the 10-year Treasury note fell 153 basis points to 4.23%. The yield of the 3-month Treasury bill, which follows the Fed's interest rate moves with a slight lag, plunged 437 basis points to 2.01%. It's worth noting that the decline in interest rates leaves short-term rates below the level of inflation.


FISCAL 2001 PERFORMANCE OVERVIEW
The Selected Value Fund's return of 8.0% set it far apart from its peers and especially from the overall stock market.

     The selections made by our investment adviser, Barrow, Hanley, Mewhinney & Strauss, played a key role in our success during the 12 months. Our adviser's picks among stocks in the consumer discretionary and financial services groups--the fund's two biggest sector commitments, totaling more than 35% of assets--were particularly strong. Good selections in the utilities group, which struggled during the 12 months, helped us avoid much of the trouble. (Our utilities stocks returned -4.0%; the index sector returned -12.6%.)

--------------------------------------------------------------------------------
Our adviser's picks among stocks in the consumer discretionary and financial services groups were particularly strong.
--------------------------------------------------------------------------------

     As you might expect, very few technology stocks met our adviser's disciplined valuation criteria. Therefore, we had virtually no exposure to the sector, a stance that helped in a year when tech stocks were badly mauled. (Your fund's benchmark index had an average of about 5% of assets in technology shares, while the fund's average peer held about 9% of assets in tech.)

     On the negative side, our performance was hurt somewhat by subpar selection among stocks in the materials & processing sector.

     The fund's performance during the fiscal year also makes clear that most equity funds' results are heavily influenced not just by the overall market but by the types of stocks in which they invest. In the case of the Selected Value Fund, an emphasis on mid-cap value stocks--one of the best-performing segments in the period--helped our absolute and relative performance.

LIFETIME PERFORMANCE OVERVIEW
We believe that it takes many years to take the true measure of any mutual fund. The table below shows the average annual returns for the Selected Value Fund and its comparative measures since the fund was launched in February 1996. As you can see, the fund has come up well short of its average peer and the Russell Midcap Value Index over its five-year life span. This shortfall is attributable to the fund's poor showing during its first three years of existence. However, from March 1999 (when James P. Barrow, a founding partner of Barrow, Hanley, Mewhinney & Strauss, took over investment management duties for the fund) through October 31, 2001, Selected Value returned 32.8%--an annualized rate of 11.6%, in line with its average peer.

     We thank the many shareholders who stuck with the fund through what was a very difficult stretch and who are now being rewarded for their patience. We also welcome our new shareholders, who we hope will be with us for a long time. Both long-term investors and new shareholders alike should understand that the Selected Value Fund will not always provide returns that top those of the broad market--especially by the huge margin by which it outpaced the market in fiscal 2001. The fund's emphasis on a relatively narrow market segment ensures that the fund will provide performance that differs from that of the overall market. The variances will sometimes be negative, although our aim is to beat the market over the long haul.

--------------------------------------------------------------------------------
TOTAL RETURNS                                             FEBRUARY 15, 1996,* TO
                                                                OCTOBER 31, 2001
                            ----------------------------------------------------
                                   AVERAGE                     FINAL VALUE OF
                                    ANNUAL                          A $25,000
                                    RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD SELECTED VALUE FUND         5.9%                         $34,621
Average Mid-Cap Value Fund          11.2                           45,755
Russell Midcap Value Index          10.5                           44,234
Wilshire 5000 Index                  9.4                           41,669
--------------------------------------------------------------------------------
*The fund's inception date.

     Though we can make no guarantees about the fund's future absolute returns, we are confident that, on a relative basis, your fund will provide results that surpass those of its peers. We base this confidence on Barrow, Hanley's demonstrated skill and on our significant cost advantage over our mutual fund competitors. Mutual fund expenses are deducted directly from a fund's returns, so our cost advantage works to the benefit of our shareholders year after year, and especially over the long term. The Selected Value Fund's expense ratio of 0.70% (or $7.00 per $1,000 invested) is less than half the 1.48% ($14.80 per $1,000) charged by our average peer. That's a nice head start.

4

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IN SUMMARY
The past 12 months have been tumultuous both for the financial markets and for the nation as a whole. Just as no one could have predicted the events of September 11, there is no way to foresee what lies ahead. In these uncertain times, as always, we believe the best investment advice for coping with both up and down markets is simple: Hold a portfolio diversified across market segments and asset classes--stocks, bonds, and short-term investments-- in proportions appropriate for your goals, time horizon, and risk tolerance. Once you have that sort of portfolio in place, stay the course. Thank you for entrusting your hard-earned money to us.


Sincerely,

/s/John J. Brennan

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

November 9, 2001

REPORT FROM THE ADVISER
VANGUARD SELECTED VALUE FUND posted a return of 8.0% for the 2001 fiscal year, solidly outperforming both the Russell Midcap Index (-18%), a broad measure of mid-capitalization stocks, and the Russell Midcap Value Index (-1.4%). Over the six months ended October 31, the fund returned -4.8%, versus -13.8% for the Russell Midcap Index and -9.8% for the Midcap Value Index.

THE INVESTMENT ENVIRONMENT
The equity markets continue to have an "either/or" complex. Either investors are optimistic about technology stocks and a recovery, or they are depressed about the fact that those same companies are only slightly profitable at best. The price/earnings multiples for these companies are still too high, and many will fail. It's not that investors have a true interest in "value" stocks, but rather that they are bullish or bearish on the other extreme in the market.

     Investors have been conditioned to believe that the economy starts to improve six months after the Federal Reserve Board begins cutting interest rates. However, many are now feeling betrayed. We are in the 11th month of the Fed's rate-cutting campaign, we recently had yet another half-point step down in interest rates, and the economy is in a recession. Why hasn't it worked yet?

     The last expansion was driven by the consumer and by capital spending, especially in the communications area. As corporate earnings have declined, so has capital spending. Demand is so weak that businesses can't even use their current capacity. In the end, we will come out of this down spell with the help of fiscal stimulus and improvement in the consumer's personal balance sheet. However, the pressing worry is whether housing prices will hold up. While falling interest rates and mortgage refinancings have helped many consumers, some homeowners have increased their leverage by withdrawing most of their equity. A steep fall in housing prices could mean trouble for these people and their lenders.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.
--------------------------------------------------------------------------------

OUR SUCCESSES
Our recent successes came from a group of seemingly unrelated stocks, including Triton Energy, which was bought out for cash just before energy prices declined, and Service Corporation International--the funeral services company--which rebounded from a very severe slump. Our performance was also helped by two rather defensive companies: Deluxe Corporation, the check printer, and Suiza Foods, the nation's largest milk processor. Property and casualty insurer XL Capital was a solid contributor as well, and we expect the company to benefit from very strong pricing over at least the next 12 months.

OUR SHORTFALLS
Our shortfalls also seemed to be random. Reliant Resources, an independent power producer, is expecting slower growth in energy prices. Global Marine was affected by falling rates for offshore drilling. Goodrich has been hit by worries over orders for new commercial jets. Millennium Chemicals is depressed because of weak demand and poor prices. And Kmart doesn't seem to be able to get it together, though things are not as bad as the stock price suggests.

OUR PORTFOLIO POSITIONING
We have positioned the portfolio to provide a reasonable return in a difficult environment. Our results will lag the broad equity market if there is another speculative run-up in technology and communication issues, though we see no fundamental reason for this to happen. We do not know how to predict our fortunes or the market's reaction to the war against terrorism, but we do trust that reason will prevail.

James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc.

November 13, 2001





      (A table showing significant portfolio changes is on the next page.)

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                             FISCAL YEAR ENDED OCTOBER 31, 2001

                    COMMENTS
--------------------------------------------------------------------------------
                                  NEW HOLDINGS
ANTHEM
                    This health benefits company, which provides managed care and administrative services, recently demutualized and was priced at 13 times earnings and 1.8 times book value. We expect significant earnings contributions from internal cost savings.
--------------------------------------------------------------------------------
JEFFERSON SMURFIT GROUP
                    The containerboard industry appeared to have bottomed, and this stock was very depressed. It has a conservative financial structure and an excellent dividend history. There is also a strong possibility that its joint venture with Stone Container could lead to a merger.
--------------------------------------------------------------------------------
ROYAL CARIBBEAN CRUISES
                    This is a company with strong potential for long-term fundamental improvements, a very inexpensive valuation, and a dividend yield that is being clouded by short-term supply issues. That was what we thought when we purchased it, but after September 11, the bottom fell out of demand, the stock declined, and we added to our position.
--------------------------------------------------------------------------------
UTILICORP UNITED
                    This company has two lines of business: regulated electric utilities and an unregulated energy business (Aquila). The two will be separated soon and the package should have both growth and stability with a dividend.
--------------------------------------------------------------------------------
VIAD
                    Problems in its convention business caused this stock to drop to an attractive level. This holding allows economic exposure on the upside, along with a very attractive business in the fast-growing payment-services industry.
--------------------------------------------------------------------------------
WELLPOINT HEALTH
                    This is a well-run business--it has a high level of free cash flow, a cheap valuation, and improving fundamentals--that is temporarily being weighed down by political posturing.
================================================================================
                                   ELIMINATED
CONSTELLATION ENERGY
                    This stock's price had a nice upward move in anticipation of a strong price environment for independent power companies. We were more cautious.
--------------------------------------------------------------------------------
LOCKHEED MARTIN
                    The price/earnings ratio became high, and the dividend yield dropped. Improvements--even taking into account new fighter aircraft--seem to be reflected in the price.
--------------------------------------------------------------------------------
LYONDELL CHEMICAL
                    We redeployed funds from the sale of this company into a company participating in the same business, but with a better balance sheet.
--------------------------------------------------------------------------------
NORTHEAST UTILITIES
                    We found cheaper utilities.
--------------------------------------------------------------------------------
TRITON ENERGY
                    Bought out by Amerada Hess in a cash deal.
--------------------------------------------------------------------------------


                                                                     See page 13
                                                                  for a complete
                                                                  listing of the
                                                                fund's holdings.

FUND PROFILE                                              AS OF OCTOBER 31, 2001
 FOR SELECTED VALUE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                          BEST        WILSHIRE
                                                FUND      FIT*            5000
--------------------------------------------------------------------------------
Number of Stocks                                  41       571           6,148
Median Market Cap                              $3.4B     $4.6B          $32.7B
Price/Earnings Ratio                           17.6x     18.3x           27.1x
Price/Book Ratio                                1.7x      1.8x            3.0x
Yield                                           1.6%      2.3%            1.4%
Return on Equity                               15.4%     15.2%           22.8%
Earnings Growth Rate                           15.8%      7.3%           14.8%
Foreign Holdings                                2.6%      0.0%            0.0%
Turnover Rate                                    67%        --              --
Expense Ratio                                  0.70%        --              --
Cash Investments                                1.9%        --              --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Service Corp. International                3.4%
 (diversified services)
Brunswick Corp.                            3.3
 (automotive & transport)
Entergy Corp.                              3.2
 (electric utilities)
Global Marine, Inc.                        3.2
 (oil)
Kerr-McGee Corp.                           3.1
 (oil)
Deluxe Corp.                               3.1
 (consumer products)
Wendy's International, Inc.                3.1
 (restaurants)
UST, Inc.                                  3.1
 (tobacco)
USA Education Inc.                         3.1
 (financial services)
UtiliCorp United, Inc.                     3.1
 (utilities)
--------------------------------------------------------------------------------
Top Ten                                   31.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                  BEST                     WILSHIRE
                          FUND    FIT*       FUND            5000
--------------------------------------------------------------------------------
R-Squared                 0.74    1.00       0.11            1.00
Beta                      1.07    1.00       0.38            1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                BEST       WILSHIRE
                                    FUND        FIT*           5000
--------------------------------------------------------------------------------
Auto & Transportation                4.2%       3.9%          2.0%
Consumer Discretionary              13.3       14.5          13.7
Consumer Staples                     6.2        5.6           6.9
Financial Services                  25.6       26.8          20.1
Health Care                          8.0        5.1          15.2
Integrated Oils                      3.2        2.5           3.8
Other Energy                         6.7        3.1           2.4
Materials & Processing               7.6        9.5           3.2
Producer Durables                    3.9        6.1           3.2
Technology                           0.0        6.1          15.7
Utilities                           11.8       14.1           8.6
Other                                9.5        2.7           5.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS
  MARKET CAP - MEDIUM
  STYLE -      VALUE
--------------------------------------------------------------------------------



                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.

*Russell Midcap Value Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2001
 FOR SELECTED VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE FEBRUARY 15, 1996-OCTOBER 31, 2001

INITIAL INVESTMENT OF $10,000

               SELECTED VALUE FUND     AVERAGE MID-CAP VALUE FUND        RUSSELL MIDCAP VALUE INDEX    WILSHIRE 5000 INDEX
--------------------------------------------------------------------------------------------------------------------------
2/15/1996            25000                       25000                              25000                   25000
199604               26309                       26529                              25719                   25872
199607               23253                       25122                              24756                   24939
199610               24427                       27521                              27445                   27485
199701               26539                       29956                              29958                   30527
199704               25597                       29129                              30285                   30435
199707               31390                       34860                              35731                   36710
199710               30721                       35747                              36363                   36168
199801               29375                       36013                              38270                   38249
199804               32783                       40772                              42689                   43599
199807               27090                       36393                              39705                   42964
199810               24258                       33499                              38451                   41518
199901               24676                       35819                              40057                   48683
199904               25472                       37429                              43499                   51064
199907               26560                       38839                              43072                   50848
199910               23159                       36410                              40644                   52177
200001               21807                       38147                              38517                   55611
200004               24571                       41549                              41546                   57095
200007               24466                       42377                              41638                   56359
200010               26495                       44285                              45461                   56406
200101               27707                       47787                              48650                   53654
200104               29450                       49888                              49690                   49027
200107               31363                       52450                              50218                   47880
200110               34621                       45755                              44234                   41984
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS PERIODS ENDED OCTOBER 31, 2001
                                                                     FINAL VALUE
                              ONE         FIVE          SINCE       OF A $25,000
                              YEAR        YEARS     INCEPTION*        INVESTMENT
--------------------------------------------------------------------------------
SELECTED VALUE FUND**          6.88%      6.58%       5.87%             $34,621
Average Mid-Cap Value Fund+    3.32      10.70       11.17               45,755
Russell Midcap Value Index    -1.38      10.31       10.52               44,234
Wilshire 5000 Index          -25.57       8.84        9.36               41,669
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        TOTAL INVESTMENT RETURNS (%) FEBRUARY 15, 1996-OCTOBER 31, 2001

          YEAR            SELECTED VALUE FUNE        RUSSELL MIDCAP VALUE INDEX
--------------------------------------------------------------------------------
          1996                   0.70%                        8.30%
          1997                   30.9                         32.5
          1998                  -17.8                          5.7
          1999                   -0.6                          5.7
          2000                   19.1                         11.9
          2001                    8.0                         -1.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                FOR PERIODS ENDED SEPTEMBER 30, 2001
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange Commission rules require that we provide this information.

--------------------------------------------------------------------------------
                                          ONE    FIVE       SINCE INCEPTION*
                       INCEPTION DATE    YEAR   YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
SELECTED VALUE FUND     2/15/1996        12.69%   7.05%   5.09%   1.04%    6.13%
 Fee-Adjusted Returns**                  11.56    7.05    5.09    1.04     6.13
--------------------------------------------------------------------------------




*February 15, 1996.
**Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
+Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2001
                                                                      SINCE
                                            ONE YEAR*   FIVE YEARS   INCEPTION**
SELECTED VALUE FUND                 --------------------------------------------
Returns Before Taxes                          6.88%       6.58%         5.87%
Returns After Taxes on Distributions          5.99        5.66          5.07
Returns After Taxes on Distributions
  and Sale of Fund Shares                     4.14        4.96          4.44
--------------------------------------------------------------------------------
*Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
**February 15, 1996.

FINANCIAL STATEMENTS
 OCTOBER 31, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
SELECTED VALUE FUND                                     SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.1%)
--------------------------------------------------------------------------------
AUTO & Transportation (4.1%)
 Genuine Parts Co.                                     697,900 $         22,682
 Dana Corp.                                          1,360,600           14,626
                                                              ------------------
                                                                         37,308
                                                              ------------------
CONSUMER DISCRETIONARY (13.0%)
* Service Corp. International                        4,879,100           31,080
  Wendy's International, Inc.                        1,068,800           28,109
  Viad Corp.                                         1,130,200           22,039
  Royal Caribbean Cruises, Ltd.                      1,988,100           21,869
* Kmart Corp.                                        2,364,800           14,496
                                                              ------------------
                                                                        117,593
                                                              ------------------
CONSUMER STAPLES (6.1%)
  UST, Inc.                                            830,400           27,910
* Suiza Foods Corp.                                    464,900           27,415
                                                              ------------------
                                                                         55,325
                                                              ------------------
FINANCIAL SERVICES (25.2%)
 Finance--Small Loan (3.1%)
 USA Education Inc. 341,600 27,861

FINANCIAL DATA PROCESS SERVICES (3.1%)
 Deluxe Corp. 810,700 28,375

FINANCIAL MISCELLANEOUS (9.3%)
 Radian Group, Inc.                                 733,100             24,830
 AMBAC Financial Group Inc.                         489,500             23,496
 MBIA, Inc.                                         403,150             18,569
 MGIC Investment Corp.                              338,400             17,509

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                        SHARES            (000)
--------------------------------------------------------------------------------
INSURANCE--MULTI-LINE (1.5%)
 American Financial Group, Inc.                        613,700 $         13,581

INSURANCE--PROPERTY--CASUALTY (2.4%)
 XL Capital Ltd. Class A                               249,300           21,654

REAL ESTATE INVESTMENT TRUST (2.3%)
 Crescent Real Estate, Inc. REIT                     1,151,300           20,274

RENT & LEASE SERVICES--COMMERCIAL (1.0%)
 Ryder System, Inc.                                    471,300            8,813

SAVINGS & LOAN (2.5%)
 Golden State Bancorp Inc.                             878,300           22,274
                                                              ------------------
                                                                        227,236
                                                              ------------------
HEALTH CARE (7.8%)
 * Watson Pharmaceuticals, Inc.                        517,200           24,660
 * WellPoint Health Networks Inc.
    Class A                                            191,700           21,392
* Anthem, Inc.                                         390,500           16,354
* VISX Inc.                                            692,600            8,138
                                                              ------------------
                                                                         70,544
                                                              ------------------
INTEGRATED OILS (3.1%)
 Kerr-McGee Corp. 493,200 28,408

OTHER ENERGY (6.6%)
 * Global Marine, Inc.                               1,768,700           28,476
 * Reliant Resources, Inc.                           1,398,700           21,890
 * Hanover Compressor Co.                              328,000            9,046
                                                              ------------------
                                                                         59,412
                                                              ------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
SELECTED VALUE FUND                                     SHARES            (000)
--------------------------------------------------------------------------------
MATERIALS & PROCESSING (7.5%)
 Jefferson Smurfit Group
  PLC ADR                                            1,157,900 $         22,695
 Engelhard Corp.                                       706,200           18,488
 Eastman Chemical Co.                                  389,000           13,347
 Millennium Chemicals, Inc.                          1,342,400           12,793
                                                              ------------------
                                                                         67,323
                                                              ------------------
PRODUCER DURABLES (3.9%)
 Pall Corp.                                            923,800           18,753
 Goodrich Corp                                         758,700           16,198
                                                              ------------------
                                                                         34,951
                                                              ------------------
UTILITIES (11.6%)
Entergy Corp.                                          738,900           28,706
UtiliCorp United, Inc.                                 934,900           27,701
Allegheny Energy, Inc.                                 669,900           24,485
TECO Energy, Inc.                                      925,500           23,832
                                                              ------------------
                                                                        104,724
                                                              ------------------
OTHER (9.2%)
Brunswick Corp.                                      1,679,100           30,039
ITT Industries, Inc.                                   566,600           27,248
Fortune Brands, Inc.                                   704,000           25,942
                                                              ------------------
                                                                         83,229
                                                              ------------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $948,842)                                                        886,053
--------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.2%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
2.60%, 11/1/2001                                       $32,511           32,511
2.60%, 11/1/2001--Note G                                50,008           50,008
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $82,519)                                                          82,519
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (107.3%)
 (Cost $1,031,361)                                                      968,572
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.3%)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                                          (000)
--------------------------------------------------------------------------------
Other Assets--Note C                                           $          1,993
Security Lending Collateral
 Payable to Brokers--Note G                                             (50,008)
Other Liabilities                                                       (17,647)
                                                              ------------------
                                                                        (65,662)
                                                              ------------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 74,830,448 outstanding $.001
 par value shares of beneficial interest
(unlimited authorization)                                              $902,910
================================================================================
NET ASSET VALUE PER SHARE                                                $12.07
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
AT OCTOBER 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                        AMOUNT             PER
                                                         (000)           SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                       $960,215           $12.83
Undistributed Net
 Investment Income                                       8,674              .12
Accumulated Net
 Realized Losses--Note E                                (3,190)            (.04)
Unrealized Depreciation--Note F                        (62,789)            (.84)
--------------------------------------------------------------------------------
NET ASSETS                                            $902,910           $12.07
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                        SELECTED VALUE FUND
                                                YEAR ENDED OCTOBER 31, 2001
                                                                      (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                          $11,921
 Interest                                                             1,392
 Security Lending                                                       228
--------------------------------------------------------------------------------
  Total Income                                                       13,541
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                           1,841
  Performance Adjustment                                               (156)
 The Vanguard Group--Note C
  Management and Administrative                                       2,248
  Marketing and Distribution                                             56
Custodian Fees                                                           18
Auditing Fees                                                            12
Shareholders' Reports                                                    31
--------------------------------------------------------------------------------
  Total Expenses                                                      4,050
  Expenses Paid Indirectly--Note D                                     (176)
--------------------------------------------------------------------------------
  Net Expenses                                                        3,874
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 9,667
================================================================================
REALIZED NET GAIN (LOSS) ON INVESTMENT  SECURITIES SOLD               9,930
================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                           (62,844)
================================================================================
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $(43,247)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                        SELECTED VALUE FUND
                                                     YEAR ENDED OCTOBER 31,
                                                            2001         2000
                                                           (000)        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                   $ 9,667      $ 3,818
 Realized Net Gain (Loss)                                  9,930       (1,114)
 Change in Unrealized Appreciation (Depreciation)        (62,844)      19,883
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                             (43,247)      22,587
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                    (3,807)      (3,027)
 Realized Capital Gain                                        --           --
--------------------------------------------------------------------------------
  Total Distributions                                     (3,807)      (3,027)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                1,050,971       86,666
 Issued in Lieu of Cash Distributions                      3,510        2,783
 Redeemed*                                              (256,093)    (150,727)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                            798,388      (61,278)
--------------------------------------------------------------------------------
 Total Increase (Decrease)                               751,334      (41,718)
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                     151,576      193,294
--------------------------------------------------------------------------------
 End of Period                                         $ 902,910     $151,576
================================================================================
1Shares Issued (Redeemed)
 Issued                                                   82,272        8,624
 Issued in Lieu of Cash Distributions                        313          292
 Redeemed                                                (21,030)     (15,466)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding             61,555       (6,550)
================================================================================
*Net of redemption fees of $75,000 for 2001.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------
                                                                SELECTED VALUE FUND
                                                               YEAR ENDED OCTOBER 31,
---------------------------------------------------------------------------------------------
                                                   2001     2000     1999     1998      1997
                                              -----------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $11.42   $ 9.75   $10.23   $12.98    $10.07
---------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                              .15      .27      .12      .07       .06
 Net Realized and Unrealized Gain
  (Loss) on Investments                             .74     1.56     (.19)   (2.31)     3.02
---------------------------------------------------------------------------------------------
  Total from Investment Operations                  .89     1.83     (.07)   (2.24)     3.08
---------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income              (.24)    (.16)    (.08)    (.05)     (.06)
 Distributions from Realized Capital Gains           --       --     (.33)    (.46)     (.11)
---------------------------------------------------------------------------------------------
  Total Distributions                              (.24)    (.16)    (.41)    (.51)     (.17)
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $12.07   $11.42   $ 9.75   $10.23    $12.98
=============================================================================================
TOTAL RETURN*                                     7.95%   19.10%   -0.61%  -17.80%    30.92%
=============================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)               $903     $152     $193     $152      $190
Ratio of Total Expenses to Average Net Assets     0.70%    0.63%    0.73%    0.65%     0.74%
Ratio of Net Investment Income to
 Average Net Assets                               1.67%    2.40%    1.31%    0.58%     0.60%
Portfolio Turnover Rate                             67%      40%     102%      47%       32%
=============================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.

NOTES TO FINANCIAL STATEMENTS
Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index and the Russell Midcap Index. For the year ended October 31, 2001, the investment advisory fee represented an effective annual basic rate of 0.32% of the fund's average net assets before a decrease of $156,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2001, the fund had contributed capital of $185,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.20% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $173,000 and $3,000, respectively. The total expense reduction represented an effective annual rate of 0.03% of the fund's average net assets.

E. During the year ended October 31, 2001, the fund purchased $1,162,384,000 of investment securities and sold $368,714,000 of investment securities, other than temporary cash investments.

     At October 31, 2001, the fund had available a capital loss carryforward of $3,124,000 to offset future net capital gains of $2,092,000 through October 31, 2007, and $1,032,000 through October 31, 2008.

F. At October 31, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $62,789,000, consisting of unrealized gains of $59,147,000 on securities that had risen in value since their purchase and $121,936,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at October 31, 2001, was $49,230,000, for which the fund held cash collateral of $50,008,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD SELECTED VALUE FUND:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 30, 2001



--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
 (UNAUDITED) FOR VANGUARD SELECTED VALUE FUND
This information for the fiscal year ended October 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 98.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.
--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmerisourceBergen Corp., Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
OTHER FUND OFFICERS
R. GREGORY BARTON, Secretary; Managing Director-; Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

                                                           THE VANGUARD GROUP(R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

                                                (C)2001 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q9340 122001